Exhibit 10.15

ENGLISH TRANSLATION OF AGREEMENT

WASTE MANAGEMENT UNIT WATER AGENCY ENVIRONMENTAL AGENCY

SPECIAL REGION OF JAKARTA CAPITAL PROVINCE

AGREEMENT LETTER

To implement the

Procurement Package for

Goods:

Procurement of Amphibious Excavator No.

3274/PPK-LD/LH.12.08

This AGREEMENT and all of its attachments (hereinafter referred to as the “Contract”) was made and signed in Jakarta on Thursday, March 16, 2023, between:

1. LUKMAN DERMANTO, ST, Head of the Cleanliness Implementation Unit of the East Jakarta City Water Agency, DKI Jakarta Provincial Environment Agency, as the Contract Signing Officer, located at Jl. Mandala V No. 67 Cililitan Besar, Kelurabap Cililitan, Kramat Jaä Subdistrict, East Jakarta, based on the Decree of the Head of the Environment Agency Number 10 of 2023 dated January 3, 2023, hereinafter referred to as the "Contract Signing Officer."

2. HALIM PODIONO, President Director, acting for and on behalf of PT Ultratrex Indonesia, having its address at Kirana Boutique Office, Block F2/10, Jl. Boulevard Kelapa Gading, Kelapa Gading Timur, Kelapa Gading, North Jakarta 14240, established under Deed of Establishment No. 78 dated August 23, 2010 before Notary Netty Maria Machdar, S.H., and as amended by Deed of Amendment No. 26 dated August 10, 2022 before Notary Sri Ismiyati, S.H., M.Kn. (hereinafter referred to as the “Provider”).

Together, the Contract Signing Officer and the Provider are hereinafter referred to as the “Parties.”

(a) A provider selection process has been carried out in accordance with the procurement documents;

(b) The Contract Signing Officer has appointed the Provider through Letter of Appointment for the Provision of Goods/Services (SPPBJ) No. 2721/PPK-LD/LH.12.08 dated March 3, 2023, to carry out the work as described in the Terms and Conditions of this Contract;

(c) The Provider has confirmed to the Contract Signing Officer that it meets the qualification requirements, possesses the necessary professional expertise, personnel, and technical resources, and has agreed to provide the goods in accordance with the requirements and specifications of this Contract; and

(d) The Parties declare that they have the authority to sign this Contract on behalf of the entities they represent; have had the opportunity to be assisted by legal counsel; have signed this Contract after due consideration; have read, fully understood, and confirmed all provisions of this Contract; and have had sufficient opportunity to review all facts and conditions contained herein.

Article 1

Terms and Definitions

The terms and expressions used in this Contract shall have the same meaning and significance as those set out in the appendices to this Contract.

Article 2

Scope of Work

The scope of work for the procurement of Amphibious Excavators consists of the procurement of Water Body UPS Equipment (Amphibious Excavators).

Article 3

Type and Value of Contract

(1)	The procurement of goods uses a Lump Sum Contract type.

(2)	Contract value including Value Added Tax (VAT) is Rp.13,055,820,000 (Thirteen Billion Fifty-Five Million Eight Hundred Twenty Thousand Rupiah)

Article 4

Contract Documents

The following documents shall form a single unit and be an integral part of this Contract:

(a)	Addenda/Amendments to the Contract (if any);

(b)	The Contract;

(c)	Special Terms and Conditions of the Contract;

(d)	General Terms and Conditions of the Contract;

(e)	Bid Documents;

(f)	Technical Specifications;

(g)	Drawings (if any);

(h)	Quantity and Price List (if any); and

(i)	Other documents, such as guarantees, SPPBJ, BAIJP.

If there is a conflict between the provisions of one document and another, the provisions of the document that ranks higher in the hierarchy as set out in paragraph (1) above shall prevail.

Article 5
Rights and Obligations

The mutual rights and obligations of the Contracting Officer and the Supplier are stated in the General Terms and Conditions of Contract (SSUK) and the Special Tenns and Conditions of Contract (SSKK).

Article 6
Contract Term

The term of this Contract shall commence on the date of signing of the Contract and shall continue until the completion of the work and the fulfillment of all rights and obligations of the Parties as stipulated herein.

Execution

Thus, the Contract Signing Officer and the Provider have agreed to sign the Contract on the date mentioned above and to implement the Contract in accordance with the provisions of the laws and regulations of the Republic of Indonesia. The Contract is made in 2 (two) copies, each affixed with a stamp duty, having the same legal force and binding on the parties. the other copies may be reproduced as needed without affixing a stamp.

FIRST PARTY,	SECOND PARTY,
Head of the Cleanliness Implementation Unit of the City of	P.T. Ultratrex Indonesia
East Jakarta Jakarta Timur
Dinas Lingkungan Hidup Provinsi DKI Selaku Jakarta
Pejabat Pembuat Komitmen (PPK)

/s/ Head of the Cleanliness	/s/ Halim Podiono
Implementation Unit of the City of	Halim Podiono
East Jakarta	Managing Director

Agreement Letter

to carry out

Work Package for the Procurement of

Procurement of Amphibious Excavator in the Jakarta Area

Number: 3701/PN.01.02

SLA.IT This AGREEMENT, along with all its attachments (hereinafter referred to as the "Contract"), was signed

Signed in the Meeting Room of Equipment and Supplies Unit of the Water Resources Agency of the Jakarta Provincial Government on Tuesday, November 11, 2023, between:

1.	YOSE RIZAL, as the Contract Signing Officer, acting for and on behalf of the Equipment and Supplies Unit of the DKI Jakarta Provincial Water Resources Agency, located at JI. H. Bokir Bin Dji un No. 01, Pinang Ranti Village, Makasar Subdistrict, East Jakarta, based on the Decree of the Head of the DKI Jakarta Provincial Water Resources Agency of DKI Jakarta Province No. 254 of 2022, concerning the Appointment of Commitment Officers in the Work Units within the Water Resources Agency of the Special Region of Jakarta for the 2023 Fiscal Year, hereinafter referred to as the Contract Signatory* and

2.	HALIM PODIONO, President Director, acting for and on behalf of PT Ultratrex Indonesia, having its address at Kirana Boutique Office, Block F2/10, Jl. Boulevard Kelapa Gading, Kelapa Gading Timur, Kelapa Gading, North Jakarta, established under Deed of Establishment No. 78 dated August 3, 2010 before Notary Netty Maria Machdar, S.H., and as amended by Deed of Amendment No. 26 dated August 10, 2022 before Notary Sri Ismiyati, S.H., M.Kn. (hereinafter referred to as the “Provider”).The Parties hereby declare that:

Together, the Contract Signing Officer and the Provider are hereinafter referred to as the “Parties.”

The Parties hereby declare that:

(a)	A provider selection process has been carried out in accordance with the selection documents;

(b)	The Contract Signing Officer has appointed the Provider through Letter of Appointment for the Provision of Goods/Services (SPPBJ) No. 322/PN.01.02 dated April 17, 2023, to carry out the work as described in the Terms and Conditions of this Contract;

(c)	The Provider has declared to the Contract Signing Officer that it meets the qualification requirements, possesses the necessary professional expertise, personnel, and technical resources, and has agreed to provide the goods in accordance with the terms and conditions of this Contract; and

(d)	The Parties declare that they have the authority to sign this Contract on behalf of the entities they represent; have had the opportunity to be assisted by legal counsel; have signed this Contract after due consideration; have read, fully understood, and confirmed all provisions of this Contract; and have had sufficient opportunity to review all facts and conditions contained herein.

(e)	The Contracting Party and the Supplier acknowledge and declare that in connection with the execution of this Contract, each party:

1)	is given the opportunity to be accompanied by a lawyer;

2)	Sign this Contract after due consideration;

3)	Have read and fully understood the provisions of this Contract;

4)	Have had sufficient opportunity to examine and confirm all the provisions of this Contract along with all the facts and conditions contained therein.

Therefore, the Contract Signing Officer and the Provider hereby agree to the following:

Article 1

Terms and Definitions

The terms and expressions used in this Contract have the same meaning and significance as those listed in the appendix to this Contract.

Article 2

Scope of Work

The scope of work for the Provision of Goods consists of:

Work to be carried out by the Goods Supplier for the procurement process of Large Amphibious Excavators, starting from the signing of the contract until the delivery of the equipment and materials to the Water Resources Agency of the Province of Jakarta or the location determined by the Signing Officer and the Commitment Making Officer (PPK).

Article 3

Type and Value of Contract

(1)	The procurement of goods shall use a Lump Sum Contract type.

(2)	The Contract value, inclusive of Value Added Tax (VAT), is IDR 20,601,600,000 (Twenty Billion Six Hundred One Million Six Hundred Thousand Rupiah).

Article 4

Contract Documents

(1)	The following documents constitute an integral and inseparable part of the Contract:

(a)	Addenda/Amendments to the Contract (if any);

(b)	The Contract;

(c)	Special Terms and Conditions of the Contract;

(d)	General Terms and Conditions of the Contract;

(e)	Bid Documents;

(f)	Technical Specifications;

(g)	Drawings (if any);

(h)	Quantity and Pi-ice List (if any); and

(i)	Other documents, such as guarantees, SPPBJ, BAIJP.

If there is a conflict between the provisions of one document and another, the provisions of the document that ranks higher in the hierarchy as set out in paragraph (1) above shall prevail.

Article 5

Rights and Obligations

The respective rights and obligations of the Contract Signing Officer and the Provider are set forth in the General Terms and Conditions of the Contract (SSUK) and the Special Terms and Conditions of the Contract (SSKK).

Article 6

Contract Validity Period

The term of this Contract shall commence on the date of its signing and shall remain in force until completion of the work and fulfillment of all rights and obligations of the Parties in accordance with the SSUK and SSKK.

WITNESSED BY. The Signing Officer* and the Provider have agreed to sign this Contract on the date mentioned above and to implement the contract.in accordance with the provisions of the applicable regulations in the Republic of Indonesia and made in 2 (two) copies, each of which is stamped with an official seal, has the same legal force and is binding on the pa1ties, and other copies may be reproduced as needed without being stamped with an official seal.

For and on behalf of Contract Signing Officer	For and on behalf of Provider
Head of Equipment and Supplies Unit Water Resources Agency	P.T. Ultratrex Indonesia
DKI Jakarta Province
As Commitment Making Officer (PPK)

/s/ Head of Equipment and Supplies	/s/ Halim Podiono
Unit Water Resources Agency DK	Halim Podiono
Jakarata Province	Managing Director

With Copies to:
First Original	Contract Signing Officer Equipment and Supplies Unit Water Resources Agency of DKI Jakarta Province as Commitment Maker (PPK)
Second Original	PT. Ultratrex Indonesia
Third	Inspectorate of DKI Jakarta Province
Fourth	Regional Development Planning Agency of DKI Jakarta Province
Fifth	Regional Financial Management Agency of Jakarta Province
Sixth	Regional Asset Management Agency of Jakarta Province
Seventh	Head of Water Resources Agency of DKI Jakarta Province
Eighth	City Infrastructure and Facilities Bureau of DKI Jakarta Province
Ninth	Regional Treasury Office
Tenth	Secretary of Water Resources Agency of DKI Jakarta Province
Eleventh	Treasurer of Water Resources Agency of DKI Jakarta Province
Twelfth	North Jakarta Regional Tax Office

WATER RESOURCES AGENCY

EQUIPMENT AND SUPPLIES UNIT

SPECIAL CAPITAL REGION OF JAKARTA PROVINCE

AGREEMENT

to carry out

Direct Appointment Work Package for

Maintenance and Repair of 24 ATPM Ultratrex Excavator Units

Number 8450/TG.05.01

This AGREEMENT and all its attachments (hereinafter referred to as the "Contract") was made and signed in Jakarta on Tuesday, September 5, 2023 (05-09-2023) between:

1.	YOSE RIZAL, as the Contract Signing Officer, acting for and on behalf of the Equipment and Supplies Unit of the DKI Jakarta Provincial Water Resources Agency, located at JI. H. Bokir Bin Dji un No. 01, Pinang Ranti Village, Makasar Subdistrict, East Jakarta, based on the Decree of the Head of the DKI Jakarta Provincial Water Resources Agency of DKI Jakarta Province No. 254 of 2022, concerning the Appointment of Commitment Officers in the Work Units within the Water Resources Agency of the Special Region of Jakarta for the 2023 Fiscal Year, hereinafter referred to as the Contract Signatory* and

2.	HALIM PODIONO, President Director, acting for and on behalf of PT Ultratrex Indonesia, having its address at Kirana Boutique Office, Block F2/10, Jl. Boulevard Kelapa Gading, Kelapa Gading Timur, Kelapa Gading, North Jakarta 14240, established under Deed of Establishment No. 78 dated August 23, 2010 before Notary Netty Maria Machdar, S.H., and as amended by Deed of Amendment No. 26 dated August 10, 2022 before Notary Sri Ismiyati, S.H., M.Kn. (hereinafter referred to as the “Provider”).

Together, the Contract Signing Officer and the Provider are hereinafter referred to as the “Parties.”

The Parties hereby state that:

(a)	A provider selection process has been carried out in accordance with the selection documents;

(b)	The Contract Signing Officer has appointed the Provider through Letter of Appointment for the Provision of Goods/Services (SPPBJ) No. 7774/TG.05.01 dated August 21, 2023, to carry out the work as described in the Terms and Conditions of this Contract, hereinafter referred to as “Other Services Procurement”;

(c)	The Provider has declared to the Contract Signing Officer that it meets the qualification requirements, possesses the necessary professional expertise, personnel, and technical resources, and has agreed to provide the services in accordance with the requirements and specifications of this Contract; and

(d)	The Parties declare that they have the authority to sign this Contract on behalf of the entities they represent; have had the opportunity to be assisted by legal counsel; have signed this Contract after due consideration; have read, fully understood, and confirmed all provisions of this Contract; and have had sufficient opportunity to review all facts and conditions contained herein.

(e)	The Contract Signing and Supervising Officials acknowledge and declare that in connection with the signing of this Contract, each party:

1)	have been and will always be given the opportunity to be accompanied by a lawyer;

2)	have signed this Contract after due consideration;

3)	have read and fully understood the provisions of this Contract;

Article 1

Terms and Expressions

The terminology and expressions used in this Contract have the same meaning and significance as those listed in the appendix to this Contract.

Article 2

Scope of Work

The scope of work for the procurement of Other Services consists of:

1.	Maintenance and repair of 24 units of Ultratrex ATPM Excavators (AB03, AB04, AB14, AB33, AB39, AB42, AB43, AB44, AB45, AB46, AB47, AB50, AM11, AM13, AM14, AM16, AM18, AM21, AM29, AK12, AK14, AK15, AK17, AM09); and

2.	Replacement of damaged components.

Article 3

Type and Value of Contract

1.	The procurement of services shall use a Lump Sum Contract type.

2.	The Contract value is IDR 5,677,999,999 (Five Billion Six Hundred Seventy-Seven Million Nine Hundred Ninety-Nine Thousand Nine Hundred Ninety-Nine Rupiah).

Article 4

Contract Documents

The following documents shall form a single unit and be an integral part of this Contract:

(a)	Addenda/Amendments to the Contract (if any);

(b)	The Contract;

(c)	Special Terms and Conditions of the Contract;

(d)	General Terms and Conditions of the Contract;

(e)	Bid Documents;

(f)	Technical Specifications;

(g)	Drawings (if any);

(h)	Quantity and Price List (if any); and

(i)	Other documents, such as guarantees, SPPBJ, BAHP.

If there is a conflict between the provisions of one document and another, the provisions of the document that ranks higher in the hierarchy as set out in paragraph (1) above shall prevail.

Article 5

Rights and Obligations

The respective rights and obligations of the Contract Signing Officer and the Provider are set forth in the General Terms and Conditions of the Contract (SSUK) and the Special Terms and Conditions of the Contract (SSKK).

The term of this Contract shall commence on the date of its signing and shall remain in force until completion of the work and fulfillment of all rights and obligations of the Parties in accordance with the SSUK and SSKK.

Thus, the Signing Officer and the Supplier have agreed to sign this Contract on the date mentioned above and to implement the Contract in accordance with the provisions of the laws and regulations of the Republic of Indonesia. This Contract is made in 2 (two) copies, each affixed with a seal, having the same legal force and binding on the parties. the other copy may be reproduced as needed without affixing a stamp.

For and on behalf of Contract Signing Officer	For and on behalf of Provider
Head of Equipment and Supplies Unit Water Resources Agency	P.T. Ultratrex Indonesia
DKI Jakarta Province
As Commitment Making Officer (PPK)

/s/ Head of Equipment and Supplies	/s/ Halim Podiono
Unit Water Resources Agency DKI	Halim Podiono
Jakarta Province	Managing Director

With Copies to:
First Original	Contract Signing Officer Equipment and Supplies Unit Water Resources Agency of DKI Jakarta Province as Commitment Maker (PPK)
Second Original	PT. Ultratrex Indonesia
Third	Inspectorate of DKI Jakarta Province
Fourth	Regional Development Planning Agency of DKI Jakarta Province
Fifth	Regional Financial Management Agency of Jakarta Province
Sixth	Regional Asset Management Agency of Jakarta Province
Seventh	Head of Water Resources Agency of DKI Jakarta Province
Eighth	City Infrastructure and Facilities Bureau of DKI Jakarta Province
Ninth	Regional Treasury Office
Tenth	Secretary of Water Resources Agency of DKI Jakarta Province
Eleventh	Treasurer of Water Resources Agency of DKI Jakarta Province
Twelfth	North Jakarta Regional Tax Office

ORIGINAL AGREEMENT

UNIT PENANGANAN SAMPAH BADAN AIR
DINAS LINGKUNGAN HIDUP
PROVINSI DAERAH KHUSUS IBUKOTA JAKARTA

SURAT PERJANJIAN

Untuk melaksanakan
Paket Pekerjaan Barang :
Pengadaan Amphibious Excavator
Nomor : 3274/PPK-LD/LH.12.08

SURAT PERJANJIAN ini berikut semua lampirannya (selanjutnya disebut "Kontrak") dibuat dan ditandatangani di Jakarta pada hari **Kamis** tanggal **Enam Belas** bulan **Maret** tahun **Dua Ribu Dua Puluh Tiga (16-03-2023)** antara :

1. **LUKMAN DERMANTO, ST,** Kepala Satuan Pelaksana Kebersihan Badan Air Kota Administrasi Jakarta Timur Dinas Lingkungan Hidup Provinsi DKI Jakarta selaku Pejabat Penandatanganan Kontrak, yang berkedudukan di Jl. Mandala V No. 67 Cililitan Besar, Kelurahan Cililitan, Kecamatan Kramat Jati, Jakarta Timur, berdasarkan Surat Keputusan Kepala Dinas Lingkungan Hidup Nomor 10 Tahun 2023 Tanggal 03 Januari 2023, Selanjutnya disebut **"Pejabat Penandatanganan Kontrak"** dan

2. **HALIM PODIONO,** selaku Direktur Utama yang bertindak untuk dan atas nama PT. Ultratrex Indonesia yang berkedudukan di Kirana Boutique Office Blok F2/10, Jl. Boulevard Kelapa Gading Kelurahan Kelapa Gading Timur Kecamatan Kelapa Gading 14240. Sesuai dengan Akta Pendirian No. 78 Tanggal 23 Agustus 2010 yang dikeluarkan Netty Maria Machdar, SH. dan Akta Perubahan No. 26 Tanggal 10 Agustus 2022 yang dikeluarkan Sri Ismiyati, SH. MKn., (selanjutnya disebut **"Penyedia"**)

Para Pihak menerangkan terlebih dahulu bahwa :

(a) Telah diadakan proses pemilihan penyedia yang telah sesuai dengan Dokumen Pemilihan.

(b) Pejabat Penandatangan Kontrak telah menunjuk Penyedia melalui Surat Penunjukan Penyediaan Barang/Jasa (SPPBJ) Nomor 2721/PPK-LD/LH.12.08, tanggal 03 Maret 2023, untuk melaksanakan Pekerjaan sebagaimana diterangkan dalam Syarat –Syarat Umum Kontrak, selanjutnya disebut "Pengadaan Barang".

(c) Penyedia telah menyatakan kepada Pejabat Penandatanganan Kontrak, memenuhi persyaratan kualifikasi, memiliki keahlian professional, personel, dan sumber daya teknis, serta telah menyetujui untuk menyediakan pengadaan barang sesuai dengan persyaratan dan ketentuan dalam Kontrak ini.

(d) Pejabat Penandatanganan Kontrak dan Penyedia menyatakan memiliki kewenangan untuk menandatangani Kontrak ini, dan mengikat pihak yang diwakili.

(e) Pejabat Penandatanganan Kontrak dan Penyedia mengakui dan menyatakan bahwa sehubungan dengan penandatanganan Kontrak ini masing-masing pihak :

1) Telah dan senantiasa diberikan kesempatan untuk didampingi oleh advokat;
2) Menandatangani Kontrak ini setelah meneliti secara patut;
3) Telah membaca dan memahami secara penuh ketentuan Kontrak ini;
4) Telah mendapatkan kesempatan yang memadai untuk memeriksa dan mengkonfirmasi semua ketentuan dalam Kontrak ini beserta semua fakta dan kondisi yang terkait.

Maka oleh karena itu, Pejabat Penandatanganan Kontrak dan Penyedia dengan ini bersepakat dan menyetujui hal-hal sebagai berikut :

Pasal 1
Istilah dan Ungkapan

Peristilahan dan ungkapan dalam Kontrak ini memiliki arti dan makna yang sama seperti yang tercantum dalam lampiran Kontrak ini.

Pasal 2
Ruang Lingkup Pekerjaan

Ruang lingkup pekerjaan pengadaan barang Amphibious Excavator terdiri atas Pengadaan Alat Berat UPS Badan Air (Amphibious Excavator).

Pasal 3
Jenis dan Nilai Kontrak

(1) Pengadaan barang ini menggunakan Jenis Kontrak Lumpsum.

(2) Nilai Kontrak termasuk Pajak Pertambahan Nilai (PPN) adalah sebesar Rp.13.055.820.000 (Tiga Belas Milyar Lima Puluh Lima Juta Delapan Ratus Dua Puluh Ribu Rupiah)

Pasal 4
Dokumen Kontrak

(1) Dokumen – dokumen berikut merupakan kesatuan dan bagian yang tidak terpisahkan dari Kontrak ini :

a. Addendum / perubahan Kontrak (apabila ada);
b. Kontrak;
c. Syarat –syarat khusus Kontrak;
d. Syarat –syarat umum Kontrak;
e. Dokumen Penawaran;
f. Spesifikasi teknis;
g. Gambar-gambar (apabila ada);
h. Daftar kuantitas dan harga (apabila ada); dan
i. Dokumen lainnya seperti ; jaminan-jaminan, SPPBJ, BAHP.

(2) Dokumen Kontrak dibuat untuk saling menjelaskan satu sama lain, dan jika terjadi pertentangan antara ketentuan dalam suatu dokumen dengan ketentuan dalam dokumen yang lain maka yang berlaku adalah ketentuan dalam dokumen yang lebih tinggi berdasarkan urutan hierarki pada ayat (1) di atas.

Pasal 5
Hak dan Kewajiban

Hak dan kewajiban timbal – balik Pejabat Penandatangan Kontrak dan Penyedia dinyatakan dalam Syarat-Syarat Umum Kontrak (SSUK) dan Syarat –Syarat Khusus Kontrak (SSKK).

Pasal 6
Masa berlaku Kontrak

Masa berlaku Kontrak ini terhitung sejak tanggal penandatanganan Kontrak sampai dengan selesainya pekerjaan dan terpenuhinya seluruh hak dan kewajiban Para Pihak sebagaimana diatur dalam SSUK dan SSKK.

Dengan demikian, Pejabat Penandatangan Kontrak dan Penyedia telah bersepakat untuk menandatangani Kontrak ini pada tanggal tersebut di atas dan melaksanakan Kontrak sesuai dengan ketentuan peraturan perundang-undangan di Republik Indonesia dan dibuat dalam 2 (dua) rangkap, masing-masing dibubuhi dengan meterai, mempunyai kekuatan hukum yang sama dan mengikat bagi para pihak, rangkap yang lain dapat diperbanyak sesuai kebutuhan tanpa dibubuhi meterai.

PIHAK PERTAMA,
Kepala Satuan Pelaksana Kebersihan Badan Air
Kota Administrasi Jakarta Timur
Dinas Lingkungan Hidup Provinsi DKI Jakarta
Selaku
Pejabat Pembuat Komitmen (PPK)

[redacted]

PIHAK KEDUA,
PT. Ultratrex Indonesia

[redacted]

Halim Podiono
Direktur Utama

DINAS SUMBER DAYA AIR
UNIT PERALATAN DAN PERBEKALAN
PROVINSI DKI JAKARTA

SURAT PERJANJIAN

untuk melaksanakan
Paket Pekerjaan Pengadaan Barang
Pengadaan Amphibious Excavator Mini Wilayah Jakarta Timur
Nomor : 3701/PN.01.02

SURAT PERJANJIAN ini berikut semua lampirannya (selanjutnya disebut "Kontrak") dibuat dan ditandatangani di Ruang Rapat Unit Peralatan dan Perbekalan Dinas Sumber Daya Air Provinsi DKI Jakarta pada hari Kamis tanggal Sebelas bulan Mei tahun Dua Ribu Dua Puluh Tiga (11-05-2023) antara:

1. Yose Rizal, selaku Pejabat Penandatangan Kontrak, yang bertindak untuk dan atas nama Unit Peralatan dan Perbekalan Dinas Sumber Daya Air Provinsi DKI Jakarta yang berkedudukan di Jl. H. Bokir Bin Dji'un No. 01, Kelurahan Pinang Ranti, Kecamatan Makasar, Jakarta Timur berdasarkan Surat Keputusan Kepala Dinas Sumber Daya Air Provinsi DKI Jakarta Nomor 254 Tahun 2022, Tentang Penetapan Pejabat Pembuat Komitmen Pada Unit Kerja di Lingkungan Dinas Sumber Daya Air Provinsi Daerah Khusus Ibukota Jakarta Tahun Anggaran 2023, selanjutnya disebut "Pejabat Penandatangan Kontrak" dan

2. Halim Podiono, selaku Direktur Utama, yang bertindak untuk dan atas nama PT. Ultratrex Indonesia, yang berkedudukan di Kirana Boutique Office, Blok f2/10 Jalan Boulevard Kelapa Gading, Kel. Kelapa Gading, Kec Kelapa Gading Jakarta Utara, berdasarkan Akta Pendirian Notaris No. 78 tanggal 23 Agustus 2010, yang dikeluarkan oleh Notaris Netty Maria Machdar, SH, Notaris di Jakarta, dan Akta Perubahan Terakhir No. 26 tanggal 10 Agustus 2022 oleh Notaris Sri Ismiyati, S.H. Mkn. di Jakarta. selanjutnya disebut "Penyedia".

Para Pihak menerangkan terlebih dahulu bahwa:

(a) Telah diadakan proses pemilihan penyedia yang telah sesuai dengan Dokumen Pemilihan.
(b) Pejabat Penandatangan Kontrak telah menunjuk Penyedia melalui Surat Penunjukan Penyedia Barang/Jasa (SPPBJ) Nomor 3222/PN.01.02, tanggal Tujuh Belas Bulan April tahun Dua Ribu Dua Puluh Tiga (17-04-2023), untuk melaksanakan Pekerjaan sebagaimana diterangkan dalam Syarat-Syarat Umum Kontrak, selanjutnya disebut "Pengadaan Barang".
(c) Penyedia telah menyatakan kepada Pejabat Penandatangan Kontrak, memenuhi persyaratan kualifikasi, memiliki keahlian profesional, personel, dan sumber daya teknis, serta telah menyetujui untuk menyediakan Barang sesuai dengan persyaratan dan ketentuan dalam Kontrak ini.
(d) Pejabat Penandatangan Kontrak dan Penyedia menyatakan memiliki kewenangan untuk menandatangani Kontrak ini, dan mengikat pihak yang diwakili.
(e) Pejabat Penandatangan Kontrak dan Penyedia mengakui dan menyatakan bahwa sehubungan dengan penandatanganan Kontrak ini masing-masing pihak:
    1) telah dan senantiasa diberikan kesempatan untuk didampingi oleh advokat;

PPK [redacted] PENYEDIA [redacted]

2) menandatangani Kontrak ini setelah meneliti secara patut;
3) telah membaca dan memahami secara penuh ketentuan Kontrak ini;
4) telah mendapatkan kesempatan yang memadai untuk memeriksa dan mengkonfirmasikan semua ketentuan dalam Kontrak ini beserta semua fakta dan kondisi yang terkait

Maka oleh karena itu, Pejabat Penandatangan Kontrak dan Penyedia dengan ini bersepakat dan menyetujui hal-hal sebagai berikut:

Pasal 1
Istilah dan Ungkapan

Peristilahan dan ungkapan dalam Kontrak ini memiliki arti dan makna yang sama seperti yang tercantum dalam lampiran Kontrak ini.

Pasal 2
Ruang Lingkup Pekerjaan

Ruang lingkup pekerjaan Pengadaan Barang terdiri atas:

Pekerjaan yang akan dilaksanakan Penyedia Barang untuk proses Pengadaan Amphibious Excavator Besar dimulai dari tanda tangan kontrak sampai dengan pengiriman ke Unit Peralatan dan Perbekalan Dinas Sumber Daya Air Provinsi DKI Jakarta atau Lokasi yang telah ditentukan oleh Pejabat Penandatangan Kontrak selaku Pejabat Pembuat Komitmen (PPK).

Pasal 3
Jenis dan Nilai Kontrak

(1) Pengadaan Barang ini menggunakan Jenis Kontrak *lumsum.*

(2) Nilai Kontrak termasuk Pajak Pertambahan Nilai (PPN) adalah sebesar **Rp 20.601.600.000,00,- (Dua Puluh Milyar Enam Ratus Satu Juta Enam Ratus Ribu Rupiah).**

Pasal 4
Dokumen Kontrak

(1) Dokumen-dokumen berikut merupakan kesatuan dan bagian yang tidak terpisahkan dari Kontrak ini:
   a. Adendum/perubahan Kontrak (apabila ada);
   b. Kontrak;
   c. syarat-syarat khusus Kontrak;
   d. syarat-syarat umum Kontrak;
   e. Dokumen Penawaran;
   f. spesifikasi teknis;
   g. gambar-gambar (apabila ada);
   h. daftar kuantitas dan harga (apabila ada); dan
   i. dokumen lainnya seperti: jaminan-jaminan, SPPBJ, BAHP.

(2) Dokumen Kontrak dibuat untuk saling menjelaskan satu sama lain, dan jika terjadi pertentangan antara ketentuan dalam suatu dokumen dengan ketentuan dalam dokumen yang lain maka yang berlaku adalah ketentuan dalam dokumen yang lebih tinggi berdasarkan urutan hierarki pada ayat (1) di atas.

PPK [redacted] PENYEDIA [redacted]

Pasal 5

Hak dan Kewajiban

Hak dan kewajiban timbal-balik Pejabat Penandatangan Kontrak dan Penyedia dinyatakan dalam Syarat-Syarat Umum Kontrak (SSUK) dan Syarat-Syarat Khusus Kontrak (SSKK).

Pasal 6

Masa Berlaku Kontrak

Masa berlaku Kontrak ini terhitung sejak tanggal penandatanganan Kontrak sampai dengan selesainya pekerjaan dan terpenuhinya seluruh hak dan kewajiban Para Pihak sebagaimana diatur dalam SSUK dan SSKK.

DENGAN DEMIKIAN, Pejabat Penandatangan Kontrak dan Penyedia telah bersepakat untuk menandatangani Kontrak ini pada tanggal tersebut di atas dan melaksanakan Kontrak sesuai dengan ketentuan peraturan perundang-undangan di Republik Indonesia dan dibuat dalam 2 (dua) rangkap, masing-masing dibubuhi dengan meterai, mempunyai kekuatan hukum yang sama dan mengikat bagi para pihak, rangkap yang lain dapat diperbanyak sesuai kebutuhan tanpa dibubuhi meterai.

Untuk dan atas nama
Pejabat Penandatangan Kontrak
Kepala Unit Peralatan dan Perbekalan
Dinas Sumber Daya Air
Provinsi DKI Jakarta
Selaku
Pejabat Pembuat Komitmen (PPK)

[redacted]

Untuk dan atas nama
Penyedia
PT. Ultratrex Indonesia,

[redacted]

Halim Podiono
Direktur Utama

Tembusan:

Asli Kesatu	:	Pejabat Penandatangan Kontrak Unit Peralatan dan Perbekalan Dinas Sumber Daya Air Provinsi DKI Jakarta selaku Pembuat Komitmen (PPK)
Asli Kedua	:	PT. Ultratrex Indonesia
Ketiga	:	Inspektorat Provinsi DKI Jakarta
Keempat	:	Bappeda Provinsi DKI Jakarta
Kelima	:	Badan Pengelola Keuangan Daerah Provinsi Jakarta
Keenam	:	Badan Pengelola Aset Daerah Provinsi Jakarta
Ketujuh	:	Kepala Dinas Sumber Daya Air Provinsi DKI Jakarta
Kedelapan	:	Biro Prasarana dan Sarana Kota Provinsi DKI Jakarta
Kesembilan	:	Kantor Perbendaharaan Kas Daerah
Kesepuluh	:	Sekretaris Dinas Sumber Daya Air Provinsi DKI Jakarta
Kesebelas	:	Bendahara Pengeluaran Dinas Sumber Daya Air Provinsi DKI Jakarta
Keduabelas	:	Kantor Pelayanan Pajak Madya Jakarta Utara

DINAS SUMBER DAYA AIR
UNIT PERALATAN DAN PERBEKALAN
PROVINSI DAERAH KHUSUS IBUKOTA JAKARTA

SURAT PERJANJIAN
untuk melaksanakan
Paket Pekerjaan Penunjukan Langsung
Pemeliharaan Dan Perbaikan 24 Unit Excavator ATPM Ultratrex
Nomor 8450/TG.05.01

SURAT PERJANJIAN ini berikut semua lampirannya (selanjutnya disebut "Kontrak") dibuat dan ditandatangani di Jakarta pada hari Selasa tanggal Lima bulan September tahun Dua Ribu Dua Puluh Tiga *(05-09-2023)* antara:

1. YOSE RIZAL, selaku Pejabat Penandatangan Kontrak, yang bertindak untuk dan atas nama Kepala Unit Peralatan dan Perbekalan Dinas Sumber Daya Air Provinsi DKI Jakarta, yang berkedudukan di Jl. H. Bokir Bin Dji'un No. 1, Kel. Pinang Ranti, Kec. Makasar, Jakarta Timur berdasarkan Surat Keputusan Kepala Dinas Sumber Daya Air Provinsi Daerah Khusus Ibukota Jakarta Nomor 254 Tahun 2022 Tentang Penetapan Pejabat Pembuat Komitmen Pada Unit Kerja Di Lingkungan Dinas Sumber Daya Air Provinsi Daerah Khusus Ibukota Jakarta Tahun Anggaran 2022, selanjutnya disebut **"Pejabat Penandatangan Kontrak"** dan

2. *HALIM PODIONO, DIREKTUR UTAMA, yang bertindak untuk dan atas nama PT.ULTRATREX INDONESIA, yang berkedudukan di Kirana Boutique Office, JL.Boulevard Kelapa Gading F2 No.10 Kelapa Gading Timur Kelapa Gading Jakarta Utara DKI Jakarta 14240, berdasarkan Akta Pendirian PT.ULTRATREX INDONESIA No. 78 Tanggal 23 Agustus 2010 yang dibuat oleh Notaris Netty Maria Machdar, SH dan Akta Perubahan No. 26 tanggal 10 Agustus 2022 yang dibuat oleh Notaris Sri Ismiyati, SH. MKn., untuk mewakili PT.ULTRATREX INDONESIA selanjutnya disebut* ***"Penyedia"***.

Para Pihak menerangkan terlebih dahulu bahwa:

(a) Telah diadakan proses pemilihan penyedia yang telah sesuai dengan Dokumen Pemilihan.
(b) Pejabat Penandatangan Kontrak telah menunjuk Penyedia melalui Surat Penunjukan Penyedia Barang/Jasa (SPPBJ) Nomor 7774/TG.05.01, tanggal Dua Puluh Satu bulan Agustus tahun *Dua Ribu Dua Puluh Tiga (21-08-2023)*, untuk melaksanakan Pekerjaan sebagaimana diterangkan dalam Syarat-Syarat Umum Kontrak, selanjutnya disebut "Pengadaan Jasa Lainnya".
(c) Penyedia telah menyatakan kepada Pejabat Penandatangan Kontrak, memenuhi persyaratan kualifikasi, memiliki keahlian profesional, personel, dan sumber daya teknis, serta telah menyetujui untuk menyediakan Jasa Lainnya sesuai dengan persyaratan dan ketentuan dalam Kontrak ini.
(d) Pejabat Penandatangan Kontrak dan Penyedia menyatakan memiliki kewenangan untuk menandatangani Kontrak ini, dan mengikat pihak yang diwakili.
(e) Pejabat Penandatangan Kontrak dan Penyedia mengakui dan menyatakan bahwa sehubungan dengan penandatanganan Kontrak ini masing-masing pihak:
    1) telah dan senantiasa diberikan kesempatan untuk didampingi oleh advokat;
    2) menandatangani Kontrak ini setelah meneliti secara patut;
    3) telah membaca dan memahami secara penuh ketentuan Kontrak ini;

PENYEDIA [redacted] PPK [redacted]

menyetujui hal-hal sebagai berikut :

Pasal 1
Istilah dan Ungkapan

Peristilahan dan ungkapan dalam Kontrak ini memiliki arti dan makna yang sama seperti yang tercantum dalam lampiran Kontrak ini.

Pasal 2
Ruang Lingkup Pekerjaan

Ruang lingkup pekerjaan Pengadaan Jasa Lainnya terdiri atas:
1. Pemeliharaan dan Perbaikan 24 Unit Excavator ATPM Ultratrex (AB 03, AB 04, AB 14, AB 33, AB 39, AB 42, AB 43, AB 44, AB 45, AB 46, AB 47, AB 50, AM 11, AM 13, AM 14, AM 16, AM 18, AM 21, AM 29, AK 12, AK 14, AK 15, AK 17, AM 09);
2. Penggantian Komponen yang rusak

Pasal 3
Jenis dan Nilai Kontrak

(1) Pengadaan Jasa Lainnya ini menggunakan Jenis Kontrak *Harga Satuan*

(2) Nilai Kontrak adalah sebesar Rp.5.677.999.999 *(Lima Milyar Enam Ratus Tujuh Puluh Tujuh Juta Sembilan Ratus Sembilan Puluh Sembilan Ribu Sembilan Ratus Sembilan Puluh Sembilan Rupiah);*

Pasal 4
Dokumen Kontrak

(1) Dokumen-dokumen berikut merupakan kesatuan dan bagian yang tidak terpisahkan dari Kontrak ini:
   a. adendum/perubahan Surat Perjanjian (apabila ada);
   b. Kontrak;
   c. syarat-syarat khusus Kontrak;
   d. syarat-syarat umum Kontrak;
   e. Dokumen Penawaran;
   f. spesifikasi teknis;
   g. gambar-gambar (apabila ada);
   h. daftar kuantitas dan harga (apabila ada); dan
   i. dokumen lainnya seperti: jaminan-jaminan, SPPBJ, BAHP.

(2) Dokumen Kontrak dibuat untuk saling menjelaskan satu sama lain, dan jika terjadi pertentangan antara ketentuan dalam suatu dokumen dengan ketentuan dalam dokumen yang lain maka yang berlaku adalah ketentuan dalam dokumen yang lebih tinggi berdasarkan urutan hierarki pada ayat (1) di atas.

Pasal 5
Hak dan Kewajiban

Hak dan kewajiban timbal-balik Pejabat Penandatangan Kontrak dan Penyedia dinyatakan dalam Syarat-Syarat Umum Kontrak (SSUK) dan Syarat-Syarat Khusus Kontrak (SSKK).

PENYEDIA [redacted] PPK [redacted]

selesainya pekerjaan dan terpenuhinya seluruh hak dan kewajiban Para Pihak sebagaimana diatur dalam SSUK dan SSKK.

Dengan demikian, Pejabat Penandatangan Kontrak dan Penyedia telah bersepakat untuk menandatangani Kontrak ini pada tanggal tersebut di atas dan melaksanakan Kontrak sesuai dengan ketentuan peraturan perundang-undangan di Republik Indonesia dan dibuat dalam 2 (dua) rangkap, masing-masing dibubuhi dengan meterai, mempunyai kekuatan hukum yang sama dan mengikat bagi para pihak, rangkap yang lain dapat diperbanyak sesuai kebutuhan tanpa dibubuhi meterai.

Untuk dan atas nama
Pejabat Penandatangan Kontrak
Kepala Unit Peralatan dan Perbekalan
Dinas Sumber Daya Air
Provinsi DKI Jakarta
Selaku
Pejabat Pembuat Komitmen (PPK)

[redacted]

Untuk dan atas nama
Penyedia
PT.Ultratrex Indonesia

[redacted]

Halim Podiono
Direktur Utama

Tembusan

Asli Kesatu	:	Pejabat Pembuat Komitmen (PPK) Unit Peralatan dan Perbekalan Dinas Sumber Daya Air Provinsi DKI Jakarta
Asli Kedua	:	PT.Ultratrex Indonesia
Ketiga	:	Bappeda Provinsi DKI Jakarta
Keempat	:	Inspektorat Provinsi DKI Jakarta
Kelima	:	Badan Pengelolaan Aset Daerah Provinsi DKI Jakarta
Keenam	:	Badan Pengelolaan Keuangan Daerah Provinsi DKI Jakarta
Ketujuh	:	Plt.Kepala Dinas Sumber Daya Air Provinsi DKI Jakarta
Kedelapan	:	Biro Prasarana dan Sarana Kota Provinsi DKI Jakarta
Kesembilan	:	Kantor Perbendaharaan Kas Daerah Provinsi DKI Jakarta
Kesepuluh	:	Plt.Sekretaris Dinas Sumber Daya Air Provinsi DKI Jakarta
Kesebelas	:	Bendahara Pengeluaran Dinas Sumber Daya Air Provinsi DKI Jakarta
Keduabelas	:	Kantor Pelayanan Pajak Madya Jakarta Utara